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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         Date of Report: April 30, 1999
                (Date of earliest event reported: April 29, 1999)

                         Commission File Number: 0-21272


                               SANMINA CORPORATION
             (Exact name of Registrant as specified in its charter)


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
               Delaware                                         77-0228183
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(State of incorporation or organization)                 (IRS Employer I.D. No.)
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                355 East Trimble Road, San Jose, California 95131
                -------------------------------------------------
                    (Address of principal executive offices)

                                 (408) 954-5500
                                 --------------
              (Registrant's telephone number, including area code)


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Item 5. Other Events

     The information that is set forth in the Registrant's Press Release dated April 29, 1999 is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

     (c)  Exhibits.

          99.1   Text of Press Release dated April 29, 1999.


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SANMINA CORPORATION


                                       By: /s/ Randy W. Furr
                                           --------------------------
                                           Randy W. Furr,
                                           President
                                           and Chief Operating Officer

Date:  April 30, 1999

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EXHIBIT INDEX

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
Exhibit No.                Description
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
   99.1        Text of Press Release dated April 29, 1999.
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